Exhibit 99.1

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EDITED TRANSCRIPT
ASNA - Ascena Retail Group, Inc. at Piper Jaffray Consumer Conference

EVENT DATE/TIME: JUNE 12, 2013 / 01:55PM GMT

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JUNE 12, 2013 / 01:55PM GMT, ASNA - Ascena Retail Group, Inc. at Piper Jaffray Consumer Conference

CORPORATE PARTICIPANTS

 David Jaffe Ascena Retail Group, Inc. - CEO

 Dirk Montgomery Ascena Retail Group, Inc. - CFO

CONFERENCE CALL PARTICIPANTS

 Neely Tamminga Piper Jaffray - Senior Research Analyst

 PRESENTATION

 Neely Tamminga - Piper Jaffray - Senior Research Analyst

 Good morning again. My name is Neely Tamminga, Piper Jaffray and the Senior Research Analyst for specialty retail and multi-branded retail. And it is a privilege to have with us the Ascena Retail Group team. Blessed by another year of participation, Mr. Jaffe for being with us today. We have with us President and CEO David Jaffe and the recently named EVP and CFO Dirk Montgomery, who came just recently from Bloomin' Brands. And so, we just want to chat a little bit about Ascena Retail Group. It is, as most of you probably know, a one of the largest specialty retailers in the nation -- in the US, with 3,800 stores across multiple nameplates including dressbarn, maurices, Justice, Catherines and Lane Bryant and no longer Fashion Bug.

So, if we could maybe just kick off our conversation a little bit with how you are feeling about the consumer. That would be probably a thing that's top of mind on a lot of people's minds right now.

 David Jaffe - Ascena Retail Group, Inc. - CEO

  Sure that'd be great. Thanks everyone for attending. It's very warm and crowded in here. We are feeling good overall about the consumer. I think the economy is taking root. It feels like things are strengthening albeit at a very slow and gradual pace. The challenge we see out there for our business and the industry is that it feels like there is a durable trend going on. So, when you look at some of the data points and I'm sure you all know, but this is going to remind you auto sales are up, home sales are up, new starts are up, home furnishing sales up. So, even on the credit side, the last credit report I saw on new credit formation talked about the credit being formed was primarily for new auto fills. So, it's very, very little credit cards credit being formed out of the stuff that we care about. So, it feels like the consumer is in a better place to than she was a year-ago and she is using that confidence to replace her car, upgrade her home or living room or whatever it might be. And so we see ourselves competing more directly with the durable goods side of the industry that we did a year-ago. So, what that means for our industry is, as always, it's very competitive and yet even with the payroll tax and the bad weather that we've talked -- all of us saw early the spring we've seen resilience in that customer and it all gets down to whether or not you have the right products at an attractive price.

So again, we believe that our five brands are all well positioned. All five of them are focused on fashion and they are all value oriented. They all have their own promotional cadence that they run; it's all about value to that moderate customer.

 Neely Tamminga - Piper Jaffray - Senior Research Analyst

 Thank you David. Can you talk a little bit about kind of -- you just reported your quarter and I think it's important because I know from the feedback I've had as there's been some confusion around kind of where current trends really are. You had indicated I think on the call that you are up low-single digits in the current quarter but maybe a little bit of understanding around the cadence that kind of played out that you're describing?

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JUNE 12, 2013 / 01:55PM GMT, ASNA - Ascena Retail Group, Inc. at Piper Jaffray Consumer Conference

 David Jaffe - Ascena Retail Group, Inc. - CEO

 Let me start off and then I'll turn over to Dirk. I think the word we used on the call was choppy. So, since the beginning of our fourth quarter in May, we've had good results and then you'll have a week of not-so-good results. So, I hate to keep using that the weather word, but any of us that went away for Memorial weekend knew it was cold and seasonally cold and that doesn't help our business. So, that's where the choppiness comes in. We had some very good business first three weeks of May and we were pleased across all brands. It may have been that some of that was the pent-up demand from the cold spring or maybe just this customer coming back in the beautiful weather and then we saw it go away again and so it's been a little choppy. And as we look out, we don't have the confidence to say "Oh! The business is going to get right back to where it was at the beginning of May." And so that's why Dirk made his comments about the guidance.

 Dirk Montgomery - Ascena Retail Group, Inc. - CFO

 Correct and so I think overall, we see an improvement in trend across all the brands from Q3 to Q4. It has been choppy but all of our brands saw improvement from the Q3 trend to the Q4 trend. Also brick and mortar comps are up quarter-to-date. So we've got a little bit of variability, but I think we're encouraged by the fact that the trend has much improved in Q4 versus Q3.

 Neely Tamminga - Piper Jaffray - Senior Research Analyst

 That's helpful, but give some clarification. We've had the good privilege of finding some time together recently and one of the things that I recently was very continue to be impressed by is you might as well just have the head of HR title as well and you've been doing a lot of hiring of people. So, can you talk a little bit about kind of what -- how you've been spending your time and some of the talent that you've been bringing in at the various different brands within the organization?

 David Jaffe - Ascena Retail Group, Inc. - CEO

 Just for those not -- maybe you're not quite familiar with Ascena, we're a holding company. So, Ascena is up here and we've got the five brands as well as our six internal brands, I call a shared services group and that structure really requires you to have great leadership at each brand because on the front-end perspective they're completely independent.

So, to start off with Lane Bryant, we had an opening there for about six months and we were recruiting for someone and we're able to bring in Linda Heasley, who was the former head of Limited Stores and she's done a great job, off to a fast start and while no -- there are no promises I know we're on the right track and we feel very confident in her ability and she has really galvanized that team.

Dirk has joined us since January, since ICR, that's his first day. So Dirk has come from a background where he served both within the limited organization at a brand at Express, and also at the holding company level with Bloomin' Brands. So, we've got someone that really understands both sides of the equation and from day one, he's been adding tremendous value.

We hired a CIO who comes in again with the shared service background. And he's been on board for about three months now. A little over a year-ago, we brought on our COO, who is driving the integration, not just of Charming, but of all our legacy brands and leading the investment that we're making in our expanded DC, I think of letting you know we're taking one DC expanding. So, it'll be the single point of distribution for all of our brick and mortar stores and we're converting another DC into an e-commerce fulfillment center. So, we'll be taking our outsourced model and in-sourcing it for all five brands and both of those ramp up starting next spring. So, pretty exciting and the only other HR position or role that we're still looking for is we just learned that our CMO, Chief Merchandising Officer at the dressbarn division has said he wants to retire. He'll stay with us for a transition and so we're out there interviewing for that position as we speak.

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JUNE 12, 2013 / 01:55PM GMT, ASNA - Ascena Retail Group, Inc. at Piper Jaffray Consumer Conference

 Neely Tamminga - Piper Jaffray - Senior Research Analyst

 And that's really the last major hole. I mean you, the Head of Sourcing, you've done --

 David Jaffe - Ascena Retail Group, Inc. - CEO

 maurices and I had their CMO filled a couple months ago with woman named Erin Stern with terrific background. So, we feel pretty good. Not only have we filled the positions, but we brought in Major League talents talent and I think they're going to do great job in their roles.

 Neely Tamminga - Piper Jaffray - Senior Research Analyst

 You've been busy. You've been busy.

 David Jaffe - Ascena Retail Group, Inc. - CEO

 Busy time.

 Neely Tamminga - Piper Jaffray - Senior Research Analyst

 Could you walk us through a little bit of some of the major buckets? I mean this is -- we'll review some for sure, but this is so key to the story of integrating the Charming Shoppes acquisition, what are some of the major buckets of opportunity in terms of synergy as well as just overhead reduction? What have you -- what should we be looking for the next couple of months?

 David Jaffe - Ascena Retail Group, Inc. - CEO

 So, let me start again on the high level and then I'll turn it over to Dirk to get into some of the details. The first thing we need to do is take our disparate systems and try and put everyone on the common platform. So, we're in the process of doing that which will enable us to go to the one DC, the one fulfillment center, one POS system for the entire Ascena. And that's in process as we speak, it's going smoothly. They're building, they're writing code so nothing to report other than we're on track and on budget. Once we get below that massive project level, there is 17 other streams of people and let Dirk talk a little bit about how we're bringing them together.

 Dirk Montgomery - Ascena Retail Group, Inc. - CFO

 Yes, so around -- we sort of have at a high level two big buckets of opportunity. We've got an overhead reduction opportunity that we identified last fall of $50 million and then roughly $40 million in synergies. And then within that synergies total, the DC and logistics opportunity that David talked about we think should be the long-term worth about $30 million in value and then we've got a number of the other synergistic scale leverage initiatives that account for another $10 million and it's pretty straightforward stuff honestly. It's consolidating our benefit platforms, its further leveraging scale and purchasing across all areas. It's our direct sourcing opportunity, which is a big opportunity. We have not yet to quantify what we think that'll be worth because it's going to take us some time to actually fully realize the opportunity and actually figure out well how much is it worth, but that's -- we've shown that as a TBD, but that is a significant opportunity for us. And then there's a whole host of other areas that we're going after which are pretty -- there are things that other people have done before, we haven't done them yet. So, consolidating our insurance platform, lease administration, things of that nature. So, we've got a long list of projects, but I think we feel really good about our -- the long-term opportunity that adds to $90 million in those two areas over the next few years.

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JUNE 12, 2013 / 01:55PM GMT, ASNA - Ascena Retail Group, Inc. at Piper Jaffray Consumer Conference

 Neely Tamminga - Piper Jaffray - Senior Research Analyst

 Could you talk about brands a little bit and get into some of the specifics, but before we transition there, if I'm hearing this right, the top really integration priority is probably on the DC side, the fulfillment you've got that how we should be thinking about it? Spring 2014's a big deal.

 David Jaffe - Ascena Retail Group, Inc. - CEO

 Yes. The savings aren't going to come like that, because we're going to roll one brand in after another. So it'll be gradual as Dirk said, but that's where the heavy lifting is right now. We're spending just on the two project loan of about $150 million. So, we're expecting good return on that investment, but we're kind of focused on getting that done, getting that right and then we can kind of move onto other projects.

 Neely Tamminga - Piper Jaffray - Senior Research Analyst

 Okay. That's helpful. So, let's dip a little bit into the brands. Lane Bryant, what did you see a year or two years ago David when you're looking at that business? What attracted you to Lane Bryant and Catherines businesses and what excites you going forward about them?

 David Jaffe - Ascena Retail Group, Inc. - CEO

 Well, I keep kidding everyone that Catherines was our gift of purchase. We hadn't spent a lot of time focusing on Catherines and frankly didn't know whether it was going to be a keep or not. So, just a moment on that. They're doing very well, we're really pleased with the progress they're making. They've have great leadership there. They've repositioned that brand, they're growing above our expectations, above their plan. And having said that, they still have two more years to go of that type of performance before we would be ready to say, "Okay, now we'll start opening up more stores." So, they're making money, they're cash flow positive. Significantly it just is a very small business and we want to make sure they're firmly established before we consider are taking it there.

So going back to Lane Bryant, we've been in the large size business with dressbarn women forever. So, we've watched our competition very carefully and they've always been hit, they are the brand in specialty store large size retailing. So, as time is going on and we watch out -- in my opinion, they've been under-managed and perhaps inconsistent in their approach to the customer, they've kind of gone one direction and then a year later they'll switch gears and offer something else and kind of confuse the customer. So, I always thought it was a great opportunity to take an iconic brand and free it up a little bit and help it focus on its customer and through our shared services model, be able to take off some of that excess overhead that Charming had and enable them with the right leadership to grow to that preeminent role that I think they deserve.

So, as the due diligence went on, the first thing we did was go out and do market research. So, it's interesting that I think that it worked -- but it's really not what I think or what our team thinks or what customer thinks. So, we've been both on a qualitative and quantitative research and the interesting thing was, for all these people that we spoke to some were left customers, current customers and aware but not customers. It came across consistently as the number one brand, it was my go-to brand for large size and then they would talk about their complaints about it, their prices are too high, their fashion is too dowdy on and on but they still love that brand. They love the service, they love what the brand stands for, they love that it's an exclusive store for large size and so to me, it was just a timing and the rough and if you could focus on what that customer wanted, you could clean it up and bring that business back to the level that it should be, in the level that it was at maybe ten years ago.

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JUNE 12, 2013 / 01:55PM GMT, ASNA - Ascena Retail Group, Inc. at Piper Jaffray Consumer Conference

 Neely Tamminga - Piper Jaffray - Senior Research Analyst

 And you alluded to Linda Heasley's arrival, even pleased with her so far kind of assessing this business. What do you think are like the one or two sort of high level things that she is doing to help the Lane Bryant business around?

 David Jaffe - Ascena Retail Group, Inc. - CEO

 I think more than anything else, Linda is focusing the merchandise team on the customer. So in the old days, it was more what we know better and we have an expression give the customer what you want, not what you think she needs. And I think they've kind of gotten away from that under prior management. And so now Linda is much more thoughtful in directing the merchandise team to focus on the trends, focus on what the customer wants, focus on delivering an exciting floor set and not just stuff that than they may have seen in the year before or stuff that's got a little tweak to it, but really isn't very exciting. I think that's already happened and where she's been able to make her mark in a few purchases or few things, we've seen the results and I think we'll see more of it for sure in fall and definitely at holiday it should be mostly Linda.

 Neely Tamminga - Piper Jaffray - Senior Research Analyst

 Okay, that's great, that's helpful. So let's switch gears a little bit and talk about the Justice business as well. I think that Justice I think has definitely driven itself up to just be this great niche business. I mean if you're nine years old, you've love Justice that's just nowhere else, it's the only place to be. So, can you talk a little bit about kind of some the evolution of the flash sale and the decision points around that. I know that in my investor conversations that frequently will come up as the potential point.

 David Jaffe - Ascena Retail Group, Inc. - CEO

 Justice is now firmly established as the market leader. For last three or four years, they kept growing, growing, growing and now they've surpassed Walmart and Target. So, they are the number one leader in this tween niche and it's been through a lot of hard work and a lot of focusing on the consumer, on that girl. So that's what really separates this brand from some of the other places out there whether it's PS or Children's Place or Gap Kids, whatever. It's truly focused on this little girl and we'll get to Brothers in a minute. So one of things that happened when we first took over and acquired them is they had developed -- they've converted number of -- all the Limited Too stores to Justice stores. And so, they had one chain and the way they wanted to get excitement about the product and get people in called action was through this 40-off and it worked very well. And so, 40-off became the new mantra and whatever it is 98% of their sales are done on some form of 40-off whether it's the POS event or some type of bounce back.

So, as time is going on, Mike Rayden who runs this, brilliant merchant has said "Okay, that's great. Now, we need the next new thing." And the next new thing was the flash sales. So, what he's offering is another 20% off on top of the 40, which for those of who don't know retail map, it's not 60% is actually 52% off and re-architected his business to enable that to be profitable and just as profitable as it used to be. So, what we've seen is when we do these flash sales we get a big bump. So, you get incremental volume, you get a slight decrease in margin rate as you would expect, but we're attracting in new customers. So, they are new to the file and then we can target them and we find once we've got them in, they perform just like our regular customers. So, we're converting people and that may be the kind of the straw that broke the camel's back to finally get mom to come in, because now it's 20 and 40 mom, come on take me in. And as a result, we end up with more gross margin dollars after these events, more customers and a slightly lower rate. So, as we say, you know to pay your bill with dollars now right.

 Neely Tamminga - Piper Jaffray - Senior Research Analyst

 Exactly.

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JUNE 12, 2013 / 01:55PM GMT, ASNA - Ascena Retail Group, Inc. at Piper Jaffray Consumer Conference

 Dirk Montgomery - Ascena Retail Group, Inc. - CFO

 And I would add that their gross margin rate as a business actually is up slightly, flat to up slightly. So, in the scheme of things -- even though these promotions are you know rate dilutive a little bit, in the scheme of things, they're doing all the right things. They're growing sales, they're growing their margin, they're growing margin dollars. So it's just part of the overall formula to drive traffic.

 Neely Tamminga - Piper Jaffray - Senior Research Analyst

 And you want to talk a little bit about Brothers and kind of what some of the excitement there?

 David Jaffe - Ascena Retail Group, Inc. - CEO

 So, Brothers will have 80 stores or shops and stores by back-to-school. And we've been testing it -- a couple years ago, we tested online learned a lot, started testing it into ten stores, learned a lot, now we'll started rolling it out. Still learning a lot and still staffing it up. So, it's not like we've figured out yet. But the good news is that the stores where we have Brothers in does not see a degradation in girls business. So the fear was, "Oh! You're taking that space away. You're bringing in those yucky boys. It's going to hurt the Justice business" And we found out, it doesn't. There is no drop off and it performed at the same level as the balance of the fleet. It's not even slightly higher. So, what that says is, you're getting completely incremental volume from your Brothers addition. So, that volume right now is high-single digits. It's really just starting. We think there is significant potential there to go higher, don't know what that looks like. Obviously with these small cuttings, margin is low, so there is clearly going to be a significant increase in margins as we ramp that up. So, this will be a significant driver to the Justice business over the next five years as we roll out Brothers to all the stores.

 Neely Tamminga - Piper Jaffray - Senior Research Analyst

 We'll hear maybe more of that in some --

 David Jaffe - Ascena Retail Group, Inc. - CEO

 If not on the call, we're doing an Investor Day, October 9th and we'll certainly have Mike up to talk more about that.

 Neely Tamminga - Piper Jaffray - Senior Research Analyst

 That's exciting. We'll be polling for some questions here shortly. I do want to still cover off dressbarn. So, be thinking about questions if you have some. You mentioned the Chief Merchant change over at dressbarn, what else is on deck for dressbarn (inaudible) when you're meeting with that team? What are some of their initiatives over of the next kind of 12-24 months?

 David Jaffe - Ascena Retail Group, Inc. - CEO

 Well, I think they've had some missed ups and they've brought in, over the last year or two, virtually an entirely new executive leadership team and they have a lot of new ideas and thoughts and before they go off in any direction what they have said is, let's pull back and they're doing a massive marketing study. So, right now, they're in middle of segmentation aspect of it to look at customer base, who's shopping where, who should we be focusing on and that's kind of the summer project. So, I think certainly by the October meeting, they'll have a lot more to say about where they're going to putting your energies and how they see their business develop. Right now, it's disappointing. We talked before about disappointment in the fall, based on a sweater mistake of that poor merchandising. And I think the spring has just been a little bit softer across the board. Some of it obviously was weather, but I think even as weather came back -- improved, but still maybe just a little bit below where we would like to see it. And I don't know if there's any one thing and that's why this study, which will obviously bring in you know merchandising, marketing, promos etcetera. It's going to be so important to reposition that brand as a necessary.

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JUNE 12, 2013 / 01:55PM GMT, ASNA - Ascena Retail Group, Inc. at Piper Jaffray Consumer Conference

 Neely Tamminga - Piper Jaffray - Senior Research Analyst

 And you have made some changes there too beyond just merchant stuff, right. I mean you have a new Head of Creative right as well.

 David Jaffe - Ascena Retail Group, Inc. - CEO

 Yes, the whole leadership team, exactly, marketing, creative --

 Neely Tamminga - Piper Jaffray - Senior Research Analyst

 Marketing, creative --

 David Jaffe - Ascena Retail Group, Inc. - CEO

 We're building rather -- let Jeff talk more about it in October, but we're building a design capability and at maurices as well that they never had before. So, as they start morphing from purely or primarily market driven to be able to design goods themselves, they'll be able to really laser focus on the customer in the look that they're trying to develop.

 Neely Tamminga - Piper Jaffray - Senior Research Analyst

 Let's assume it goes right back into some of Dirk's color around the direct sourcing initiative as well, right. I mean that's kind of the -- you need to get that set up, okay. So, are there any questions from the audience right now? Yes over here.

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Exhibit 99.1

QUESTION AND ANSWER

 Unidentified Audience Member

 I have a question dude. You have an interesting holding company structure and you have (inaudible) most of the people in place that you want. I don't think you're going to be doing any acquisitions near-term. So, where do you spend more time over the next year or two to create value for the organization?

 David Jaffe - Ascena Retail Group, Inc. - CEO

 Well, hopefully I'm creating value every day. But where I'd spend my time is working with each brand at a high level. So I don't go in and micro-manage them, but I speak with all the leaders every week, talk about the issues, it could be a high-level issue with marketing or it could be personnel issue with one of their people. And then once a month Dirk and I are on the phone with them and their CFO going through the open it by and the monthly financials and then quarterly, we do a review, we call them PBRs. So, we stay very focused on that and then every year, I'll go off-site with them for strategic planning session and same thing with our shared services group. So, even though we've got leaders for all those functions I'm kind of come to you know maybe, I call it ask those disruptive questions to make sure they're thinking about all the angles. I'm not going to them, "Oh! You need to be buying more blue, that's not my job, but at the hair, your color is imbalanced." How can we are selling through more of this and less of that.

 Neely Tamminga - Piper Jaffray - Senior Research Analyst

 Any other questions in the room? Okay, could you be -- maybe for the -- we have a lot of moving parts and you have a lot of inputs, I'm not asking to sign up for those, but I do think it's interesting you look at your history, you like to buy-back stock. I mean what -- has your thought process around kind of ones we kind of (inaudible) has your philosophy around share buybacks and dividends and could you throw off a lot of cash?

 David Jaffe - Ascena Retail Group, Inc. - CEO

 What I would tell you is that we've never been a fan of dividends. I'm not sure that once you start, you're kind of committed. We've always bought back stock very opportunistically and I would never say never with stock is something happening stock went pretty down, I think long-term, we've got a great outlook. So, sure we would certainly consider being a buyer, but what we've also learned is that a strong balance sheet is really valuable. So, whether it was with maurices or Justice or Charming, those acquisitions would not have been possible without the balance sheet that we had. So, I like it because it gives you that strength, gives everybody confidence. It provides a war chest. It's indeed someday we want to do another buyback and it gives us that war chest for buying back stock if there is a blip. So, I know people like AutoZone had been hugely successful with their steady program of buying back stock and I think it's a great strategy and maybe someday we'll consider it, but I think what's worked well for us in the past is holding on to that cash and then when there is some disruption in the marketplace over our stock for whatever reason being able to jump in there and buyback all and before your time we actually did a Dutch tender and bought back something like 22% of our stock because we saw it as a great opportunity when we thought we were undervalued and sure enough it worked up pretty well for us.

 Neely Tamminga - Piper Jaffray - Senior Research Analyst

 Prior to this right now would be to pay down the debt is what I'm hearing is that I'm seeing not (inaudible).

 David Jaffe - Ascena Retail Group, Inc. - CEO

 To pay down the debt and strengthen the balance sheet.

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JUNE 12, 2013 / 01:55PM GMT, ASNA - Ascena Retail Group, Inc. at Piper Jaffray Consumer Conference

 Neely Tamminga - Piper Jaffray - Senior Research Analyst

 Strengthening the balance sheet. Okay, sounds good. Any other questions out there? Can you talk a little bit more about -- I know it's small at this point but I do find it interesting when we dug into it. Lane Bryant and Catherines both have a really high e-commerce penetration more so than the overall company. Are there some learnings kind of from them into your business that you can maybe recap where you guys are from an e-commerce perspective and how you view that channel?

 David Jaffe - Ascena Retail Group, Inc. - CEO

 (inaudible) credit they saw that as a priority really on and they were one of the early adopters and they've brought in a guy somebody may not from the industry build that, who is terrific he has since left, but he really established a very strong e-commerce search. Remember years ago, Charming had bought Miller a holding company and that's what kind of spurred it on and they were -- it was easy for them to morph into e-commerce. So they've been at it for a long time and one of the interesting things is when you look at that business, there are really two components to it, it's the e-commerce business that everybody knows, but there's also a piece that's about 20% of it that originate from the store. So we call PTE, POS to e-commerce.

So the PTE business is really someone coming in and saying "Oh! You don't have my size." And you say we can get it for you. So what we're trying to do this is kind of the beginnings of that buzzword omnichannel where you can offer her for the product that she wants when she wants it, whether it's online, whether it's in the store, whether it's via mobile and you can give for the added convenience of being able to ship it where she wants. We'd love to ship it to the store and in many cases with different brands will do it for free, because we want to get her in and we're generally able to convert her when she is in the store at the same rate that we convert a customer coming in off the street. So not only that she have the product that she just ordered but then she'll come in and maybe she'll get a blaze to go with it or whatever. So, what we're doing is setting up a group that's out of Charming, that we're calling digital services. That are the guys that have been supporting Lane Bryant and Catherines and we're asking them now to help the other brands in areas where they may be weak. So, it's kind of just the kernel of an in-house agency, e-commerce agency or digital agency and we'll see how bigger growth, but we think it's got great potential and we're already sharing -- for the last year, we've already been sharing a lot of ideas among the five brands.

 Neely Tamminga - Piper Jaffray - Senior Research Analyst

 That's really encouraging. A lot of opportunities in the story we think and obviously you did too. We're nearly out of time. So we should probably wrap it up here. Thank you very much David and Dirk for being with us today.

 David Jaffe - Ascena Retail Group, Inc. - CEO

 Thank you Neely, always a pleasure.

 Neely Tamminga - Piper Jaffray - Senior Research Analyst

 Thank you.

 Dirk Montgomery - Ascena Retail Group, Inc. - CFO

 Thanks everybody.

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JUNE 12, 2013 / 01:55PM GMT, ASNA - Ascena Retail Group, Inc. at Piper Jaffray Consumer Conference

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